Exhibit 99.1

January 16, 2008

Securities and Exchange Commission
Washington, D.C.  20549

Commissioners,

We have read InterAmerican Acquisition Group Inc.’s statements included under Item 4.01 of its Form 8-K filed on January 16, 2008, and we agree with such statements concerning our firm.

/s/ Goldstein Golub Kessler LLP

GOLDSTEIN GOLUB KESSLER LLP